                                                                    EXHIBIT 99.1
                             HILLENBRAND INDUSTRIES

                                        CORPORATE NEWS RELEASE

                                        ==============================

            HILLENBRAND CEO ANNOUNCES RETIREMENT AND SUCCESSION PLAN

       Frederick W. Rockwood to Succeed W August "Gus" Hillenbrand as CEO
                                  on December 1

BATESVILLE, INDIANA, WEDNESDAY, OCTOBER 11, 2000 - W August "Gus" Hillenbrand, Chief Executive Officer, Hillenbrand Industries Inc. (NYSE:HB), announced today he will retire effective December 1, 2000. Mr. Hillenbrand will continue to provide leadership as a member of the Company's Board of Directors. He also announced that following his retirement Hillenbrand President Frederick W. Rockwood will be named President and CEO of the Company. Mr. Rockwood is also a member of the Company's Board of Directors.

Mr. Hillenbrand, 60, said, "For 40 years I have worked to build Hillenbrand Industries into a leader in the health care and funeral services industries. Today, I am proud the Company's achievements and growth have made Hillenbrand Industries the leader of the markets we serve. Now, at a time when the Company has reported growth in earnings, maintains a strong balance sheet and has solid businesses, it remains clear Hillenbrand Industries has a bright future.

"With 23 years of leadership experience in our Company, Fred Rockwood has the extensive knowledge of our businesses needed to lead them to new opportunities and continue our history of growth. Because of his talent and well-respected record of leadership, I have complete confidence he is the right person for the job. Fred and I will continue to work closely to ensure a seamless and smooth management transition. After December 1, I look forward to serving on our Board of Directors, pursuing my other interests and spending more time with my wife, children and grandchildren," concluded Mr. Hillenbrand.

Daniel A. Hillenbrand, Chairman of the Board of Directors of Hillenbrand Industries, said, "On behalf of the Board and the Hillenbrand family, I would like to thank Gus for his 40 years of service and dedication to the Company. The Company's results and positive outlook are a testament to his commitment to Hillenbrand, and his passion for its customers. I look forward to his continued counsel as a member of the Board of Directors."

Dan Hillenbrand continued, "Fred Rockwood will be the first non-family member to become CEO of Hillenbrand Industries. I can not think of a better person to carry that mantle. The potential for our businesses to increase value for our shareholders is tremendous. I have the greatest confidence in Fred's ability to find new ways to continue our Company's record of leadership and growth. I speak for both the Board of Directors and the Hillenbrand family in saying that we are 100% behind him."

Mr. Rockwood said, "For more than 22 years, I have worked with the great people of Hillenbrand Industries to serve our loyal customers and the public that uses our products. I have grown to appreciate and love this business as one that touches and assists real people during their times of need for funeral and health care services. Gus Hillenbrand has a passion for this Company and he will leave a lasting legacy of commitment to its employees, customers and shareholders. In that spirit, I am fully committed to achieving this Company's business objectives and enhancing value for all our stakeholders. I look forward to the tremendous honor of leading our Company. The aging population, especially the baby boom generation, will drive demand for our health care and funeral services products and services. I believe there are ample new opportunities ahead for this Company to record even greater achievements in the years to come."

In December 1999, Mr. Rockwood, 52, was named to his current position, President of Hillenbrand Industries. In 1997, Rockwood was named president and chief executive officer of the Hillenbrand Funeral Services Group Inc., a former holding company for Batesville Casket Company and Forethought Financial Services. In 1985, he founded Hillenbrand's funeral pre-planning insurance subsidiary, The Forethought Group Inc. Now called Forethought Financial Services Inc., Mr. Rockwood built the business from concept to market into the leading provider of insurance and trust-based products for pre-planned funeral services. In 1978, he was named senior vice president, corporate planning, Hillenbrand Industries. He joined Hillenbrand Industries in 1977 as director, corporate strategy. Prior to Hillenbrand, Mr. Rockwood was a corporate strategy consultant with the Boston Consulting Group Inc. and Bain and Company Inc. He earned a law degree from Harvard Law School, Cambridge, Mass., in 1975 and an anthropology degree from Stanford University, Stanford, Calif., in 1972.

Company CEO Gus Hillenbrand served as both President and CEO of Hillenbrand Industries from 1989 until 1999. From 1981 to 1989, he was Hillenbrand's president and chief operating officer. He held the title executive vice president from 1979 to 1981. Prior to leading Hillenbrand Industries, he was president of the Hill-Rom Company Inc. from 1972 to 1979. From 1968 to 1972, he served as Hill-Rom's vice president, operations and earlier as assistant to the president from 1966 to 1968. He earned a bachelor of science degree in business administration from St. Joseph College, Rensselaer, Ind. in 1958 and is a graduate of the Advanced Management Program of Harvard University.

                                      * * *
Hillenbrand Industries Inc. (NYSE:HB), headquartered in Batesville, Indiana, is a publicly traded holding company for three major wholly owned businesses serving the funeral services and health care industries. All three businesses have headquarters in Batesville, Indiana.

The Company's Funeral Services Group consists of two businesses: Batesville Casket Company, the leading manufacturer and supplier of burial caskets, cremation products and related services to licensed funeral homes; and Forethought Financial Services Inc., the leading provider of insurance and trust-based financial products and services for pre-planning funeral services.

Hillenbrand's Health Care Group consists of the Hill-Rom Company Inc., a leader in the worldwide health care community providing sales, rentals, service and support for products including beds, therapy surfaces, stretchers, infant warmers, incubators, furniture, communication systems, surgical columns, medical gas management systems, modular headwalls, lighting systems and operating room equipment.

Disclosure Regarding Forward-Looking Statements: Certain statements made in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company's future plans, objectives and expected performance. Specifically, statements in this release that are not historical facts, including statements accompanied by words such as "growth," "achieve," "bright future," or "increase value" are intended to identify forward-looking statements and convey the uncertainty of future events or outcomes, but their absence does not mean that the statement is not forward-looking. The Company cautions readers that any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide-range of risks, and, readers are cautioned not to place undue reliance on these forward-looking statements and there is no assurance that actual results may not differ materially. Important factors that could cause actual results to differ include but are not limited to: outlook for health care customers, demand for products, actual and anticipated death rates, differences in anticipated and actual product introduction dates, the ultimate success of those products in the marketplace, changes in Medicare reimbursement trends, and the success of cost control and restructuring efforts, among other things. The Company assumes no obligation to update or revise any forward-looking statements. Readers are also urged to carefully review and consider the various disclosures made by the Company in the Company's periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

CONTACTS: Financial Analysts and Investors: Mark R. Lanning, Vice President and Treasurer, 812-934-7256; or, News Media: Christopher P. Feeney, Director, Public Affairs & Corporate Communications, 812-934-8197, both of Hillenbrand Industries. www.hillenbrand.com

                                       ###